OPPENHEIMER DEVELOPING MARKETS FUND

Supplement dated August 30, 2012 to the
Statement of Additional Information dated December 29, 2011

This supplement amends the Statement of Additional Information (“SAI”) of Oppenheimer Developing Markets Fund (the “Fund”) and is in addition to the supplements dated March 30, 2012 and June 6, 2012.

The last paragraph and corresponding chart of the section titled "Government Restrictions," on pages 5 and 6, is deleted in its entirety.

August 30, 2012	PX0785.018